Supplement dated February 15, 2023
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY, Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective April 17, 2023, the following Investment Portfolios are no longer available to receive transfers or purchase payments.
•
Timothy Plan – Timothy Conservative Growth VS Fund
•
Timothy Plan – Timothy Strategic Growth VS Fund
Accordingly, Appendix A: More Information About the Investment Portfolios is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Allocation	The Timothy Plan – Conservative Growth Portfolio Variable Series This Sub-Account is no longer available to receive transfers or new purchase payments effective April 17, 2023 Investment Advisor: Timothy Partners, Ltd.	1.56%	0.00%	1.56%	7.92%	6.15%	5.36%
Allocation	The Timothy Plan – Strategic Growth Portfolio Variable Series This Sub-Account is no longer available to receive transfers or new purchase payments effective April 17, 2023 Investment Advisor: Timothy Partners, Ltd.	1.38%	0.00%	1.38%	12.51%	7.76%	7.03%
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
2.
The Board of Trustees of The Timothy Plan Trust, approved the liquidation (the "Liquidations") pursuant to which the Timothy Plan Conservative Growth Variable Series and the Timothy Plan Strategic Growth Variable Series (each a "Portfolio" and together the "Portfolios") will be liquidated. The liquidations are expected to occur on or about April 17, 2023 (the "Liquidation Date").
In anticipation of the Liquidations, the following changes apply to the contract:
•
Effective on or about the Liquidation Date, the Portfolios will no longer be available for transfers or new purchase payments.
•
From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolios may transfer allocations to any other available investment option. During this period, any transfers from the Portfolios will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Portfolios will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y.
•
After the Liquidation Date, any and all references to the Portfolios are deleted.
ISP-0701